LITTLEFIELD CORPORATION

816 Congress Avenue, Suite 1250
Austin, Texas 78701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

11:00 AM CDT, APRIL 26, 2001

American Bingo Hall
1919 Riverside Drive
Austin, Texas 78741

The Annual Meeting of Stockholders of Littlefield Corporation will be held on the 26th of April 2001 at 11:00 AM CDT, for the following purposes:

  To elect four members to the Company’s Board of Directors;
  To ratify the appointment of Sprouse & Winn, LLP as the Company’s independent auditors for 2001;
  To approve the Littlefield Corporation 2001 Stock Option Plan; and
  To consider such other matters as may properly come before the Meeting or any adjournment of the Meeting.

Only holders of record of the Company’s Common Stock at the close of business on March 21, 2001, will be entitled to notice or to vote at the Meeting or any adjournment of the Meeting. The stock transfer books will remain open.

You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Meeting. If you receive more than one proxy card, it is an indication that your shares are registered in more than one account. Please complete, date and sign each proxy card you receive. You may revoke your proxy at any time before it is voted.

Enclosed with these proxy materials is a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (without exhibits).

BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey L. Minch
Vice Chairman of the Board and President

March 23, 2001

LITTLEFIELD CORPORATION

816 Congress Avenue, Suite 1250
Austin, Texas 78701

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

11:00 AM CDT, April 26, 2001

American Bingo Hall
1919 Riverside Drive
Austin, Texas 78741

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Littlefield Corporation to be held on Thursday, April 26, 2001, at 11:00 AM CDT, and at any adjournment thereof, for the purposes set forth in this Proxy Statement. The Meeting will be held at American Bingo Hall, 1919 Riverside Drive, Austin, Texas 78741.

The accompanying proxy is solicited by the Board of Directors of the Company. The principal executive offices of the Company are located at 816 Congress Avenue, Suite 1250, Austin, Texas 78701. This Proxy Statement and the accompany form of proxy were first mailed to the stockholders on or about March 31, 2001.

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

The Company has fixed March 21, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. The Company’s only class of stock currently outstanding is its Common Stock, par value $0.001 per share. At the close of business on the Record Date, there were outstanding and entitled to vote 7,999,624 shares of Common Stock of the Company, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted in accordance with the recommendations of the board as set forth in this Proxy Statement, and at the proxy holders’ discretion on any other matter that may properly come before the Meeting. Any stockholder may revoke a proxy given pursuant to this solicitation at any time before it is voted. A stockholder may revoke his or her proxy by voting in person at the Meeting or submitting to the Company’s Secretary at the Meeting a subsequently dated proxy. In addition, a stockholder may revoke his or her proxy by notifying the Secretary of the Company either in writing prior to the Meeting or in person at the Meeting. Revocation is effective only upon receipt of such notice by the Secretary.

Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

SOLICITATION

The costs of preparing, assembling and mailing the proxy materials will be borne by the Company. Certain officers, directors and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock.

ELECTION OF DIRECTORS

Article III, Section 2 of the Company’s Bylaws provides that the Board of Directors shall consist of no less than two nor more than eleven directors. The Board of Directors is currently set at three directors, with one additional member to be nominated for election to the Board at the Meeting. All three of the current members of the Board have been nominated for re-election to the Board at the Meeting. The persons nominated for election at the Meeting shall, if elected, serve on the Board for a term on one year until the 2002 Annual Meeting of Stockholders and until their respective successors have been duly elected and have qualified. The officers of the Company are elected annually by the Board of Directors following the Annual Meeting of stockholders and serve for terms of one year and until their successors are duly elected and qualified.

The directors shall be elected by a plurality of the votes cast at the Meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors. It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the Company’s existing Board of Directors may recommend.

The table below sets forth certain information about the nominees, including the nominee’s age, position with the Company and length of time served as a member of the Board. All but one of the nominees are currently serving as directors of the Company.

Name	Age	Position with the Company	Director Since
Daniel W. Deloney	69	Chairman of the Board	May 1999
Gordon R. McNutt	57	Director	October 1999
Jeffrey L. Minch	50	Vice Chairman of the Board, President and Chief Executive Officer	July 1999
F. Gary Valdez	48	Nominee for Director	Nominated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth the name and a brief description of the principal occupation and business experience for at least the preceding five years for each of the four nominees for election to the Board of Directors and the executive officers of the Company. None of the directors or executive officers are related.

Daniel W. Deloney, 69, is currently the Chairman of the Board of the Company. Mr. Deloney received a Bachelor of Science from Auburn University in 1955 and a Juris Doctor from the Jones Law Institute in 1981. He began his career as a district sales manager for the Ralston Purina Company in 1955. In 1965, he became the regional director for Financial Service Corporation. In 1974, he formed DFA Advisory Corporation, a registered investment advisory company. As an independent certified financial planner, Mr. Deloney’s principal emphasis was on tax and financial planning. In 1986, Mr. Deloney became Vice President of Rice Financial Corporation and has served as its President since 1994. He is currently President and Chairman of the Board of Rice Acceptance Company, Inc. (d/b/a Rice Banking Company) and its parent company Rice Financial Corporation. Mr. Deloney is a member of the American Financial Services Association. He has served as President of the Alabama Financial Services Association and is currently Chairman of its Executive Committee. He also serves as Treasurer of the Alabama Independent Automobile Dealers Association.

Gordon R. McNutt, 57, has served as a member of the Board of Directors since October 1999. Mr. McNutt received a Bachelor of Business Administration from the University of Texas at Austin in 1966 and a Master in Business Administration from the Kellogg Graduate School of Management in 1967. In 1967, Mr. McNutt began his banking career accepting a management position at the financial institution that is now known as SunTrust Bank. By 1973, Mr. McNutt had already held several positions at both SunTrust and Union Bank. In 1973, Mr. McNutt accepted a position with First City Bancorp and rose to the level of Executive Vice President and was a member of the Board of Directors. In 1988, Mr. McNutt retired from the public banking industry and became a private investor. Since 1988, Mr. McNutt has primarily focused his attention and financial expertise on real estate transactions and has held numerous financial advisory positions.

Jeffrey L. Minch, 50, is currently serving as the Company’s Vice Chairman of the Board, President and Chief Executive Officer. Mr. Minch is a distinguished graduate of the Virginia Military Institute in civil engineering with graduate education in Finance. For the last three years Mr. Minch has been a private investor and is a major shareholder of the Company. Mr. Minch co-founded, grew and profitably sold a commercial real estate company, Littlefield Real Estate Company. As President and Chief Executive Officer, Mr. Minch planned and executed the strategy that Littlefield Real Estate Company utilized to grow from a start up in 1984 to one of the largest commercial real estate companies in Texas. In 1996, Mr. Minch sold Littlefield’s substantial office, apartment and warehouse portfolios, in three transactions, over a five-month period.

F. Gary Valdez, 48, has been nominated to the Board of Directors. He received a Bachelors of Business Administration from Texas Lutheran College in May 1975 and a Masters Of Business Administration from St. Edwards University in December 1979. Mr. Valdez has served in a number of distinguished positions including President of Norwest Bank, Austin Market and President and Chief Executive Officer of Cattlemen’s State Bank, a one-bank holding company. He has managed assets of over $550 million. His most recent endeavor is the founding of Focus Strategies, LLC, a company that specializes in corporate finance advisory and merchant banking services for middle market growth companies. He is involved with many Austin community organizations including the Greater Austin Chamber of Commerce, the boards of St. Edwards’s University, Seton Hospital and Leadership Austin. He has served as past chairman of KLRU Public Television, and is the current chairman of the Austin-San Antonio Corridor Council. He as earned distinguished alumni awards from Texas Lutheran College and St. Edwards’s University.

Kathryn L. Scanlon, 46, is currently serving as the Secretary, Treasurer, and Controller of the Company, its highest financial executive position. Ms. Scanlon graduated with honors from the University of Texas at Austin with a Bachelors of Business Administration in Accounting in December 1975. She is a certified public accountant and a certified financial planner. She has twenty-five (25) years of combined experience in both industry and public accounting, including seven years as an owner of her own accounting firm, specializing in tax, audit and financial statement preparation. Her most recent endeavor was five years as Chief Financial Officer of Southwest Recreational Industries, Inc. an international sports surfacing company with over $100 million in annual sales. She is currently a member of the Texas Society of CPA’s and the College of Financial Planning. She was a charter member and past President of the American Society of Women Accountants-Austin Chapter and served as a director of the Northwest Austin Chamber of Commerce.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary of Cash and Certain Other Compensation

The following table sets forth for the fiscal years ended December 31, 1999, and 2000, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to:

1.	each person who served as the chief executive officer of the Company at any time during 2000, and,
2.	the two most highly compensated executive officers of the Company who were no longer serving in such capacity as of December 31, 2000, who earned total annual compensation, including salary and bonus, for the fiscal year ended December 31, 2000, in excess of $100,000.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards	Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	All Other Compensation
Jeffrey L. Minch (1)- Vice Chairman of the Board, President and Chief Executive Officer	2000	$100,000	$200,000	$---	---	$---
	1999	$27,000	$---	$---	---	$---

(1) Mr. Minch began working with the Company on July 2, 1999, when he was elected as a director to fill a vacancy on the Board of Directors. On July 8, 1999, Mr.Minch was elected Vice Chairman of the Board. In September 1999, Mr. Minch was elected President and Chief Executive Officer of the Company.

Stock Options

During the fiscal year ended December 31, 2000, there were no options granted to employees and directors of the Company. During the fiscal year ended December 31, 1999, 178,000 options were granted to employees and directors of the Company, of which 123,500 were subsequently forfeited. None of the options granted in 1999 have been exercised. As a result, 54,500 of the options granted in 1999 are currently outstanding. None of the 178,000 options granted during the fiscal year ended December 31, 1999, were granted to the executive officers listed in the Summary Compensation Table above.

Compensation of Directors

Non-employee directors receive 2,500 shares of Common stock at the end of each quarter served; with a prorated amount awarded during the quarter they began service. The Company reimburses the directors for travel expenses incurred in connection with attending meetings of the Board and committees. They can also be reimbursed an hourly fee for special projects.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Effective as of September 21, 1999, the Company entered into a three-year employment agreement with Jeffrey L. Minch, pursuant to which he agreed to serve as the President of the Company for an annual base salary of $100,000. The agreement provides that the Company shall pay to Mr. Minch, as incentive compensation, 100,000 shares of the Company’s Common Stock at such time as the stock price closes at $2.00/share and 100,000 additional shares at each and every time that the stock price closes at an even multiple above $2.00/share.

In addition, the agreement provided that the Company would reimburse Mr. Minch for 50% of his office expenses in Austin, Texas, including expenses for rent, parking, administrative support, insurance, maintenance, telephone, utilities, office machines, office supplies and any other normal expenses of maintaining a business office. After the corporate offices were moved from Columbia, South Carolina, to Austin, Texas, in June of 2000, the Company assumed 100% of these expenses.

Pursuant to the agreement, the Board of Directors of the Company will nominate Mr. Minch to serve as a director of the Company and Mr. Minch will serve in such capacity if elected by the Company’s shareholders. Mr. Minch will not receive any additional compensation for serving as a director.

The agreement provides that the Company may terminate the agreement and Mr. Minch’s employment in its absolute discretion upon thirty days written notice to Mr. Minch. In the event the Company terminates the agreement and Mr. Minch’s. employment, the Company will be obligated to pay to Mr. Minch $100,000 as a severance payment. The agreement also provides that Mr. Minch may terminate the agreement in his absolute discretion upon ninety days written notice to the Company.

In the event the Company is sold to or merged with another company, the agreement will terminate automatically. If such a sale or merger results in the shareholders of the Company receiving consideration in any form equal to or greater than $3.00/share, the agreement provides that Mr. Minch shall be entitled to receive 500,000 shares of the Common Stock of the Company immediately prior to the consummation of any such sale or merger.

The agreement also contains certain restrictions on Mr. Minch’s ability to compete with the Company following termination of his employment and it contains certain confidentiality and other standard provisions.

On May 12, 2000, the Company terminated the employment of Larry Kasufkin, the Secretary, Treasurer, and Controller, in connection with the relocation of corporate offices to Austin, Texas from Columbia, South Carolina. Mr. Kasufkin was paid a severance payment of $5,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires:

  the Company’s directors and executive officers; and
  persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission, within certain specified time periods, reports of ownership and changes in ownership. Such officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

To the Company’s knowledge, based solely upon a review of copies of such reports furnished to the Company and representations by certain officers and directors that no other reports were required with respect to the year ended December 31, 2000, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of the Company’s Common Stock beneficially owned as of March 21, 2001, by:

  each executive officer of the Company, including each of the executive officers listed in the Summary Compensation Table above;
  each director and nominee for director of the Company;
  all of the executive officers and directors of the Company as a group; and, each person or entity known to the Company to own more than five percent of the outstanding Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
Jeffrey L. Minch (3)	2,662,200	33.3%
Daniel Deloney (4)	552,984 (7)	6.91%
Kathryn Scanlon (5)	1,500 (8)	*
Gordon R. McNutt (6)	37,000	*
Executive officers and directors of the Company as a group (4 persons)	3,253,684	40.67%

  Information relating to beneficial ownership of the Common Stock is based upon “beneficial ownership: concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

  Percentage is determined on the basis of 7,999,624 shares of Common Stock issued and outstanding plus shares subject to options or warrants held by the named individual for whom the percentage is calculated which are exercisable within the next 60 days as if outstanding, but treating shares subject to warrants, or options held by others as not outstanding. An asterisk (*) indicates less than 1% ownership.

  Address is 816 Congress Avenue, Suite 1250, Austin, Texas 78701.

  Address is 109 South Court Street, Montgomery, Alabama 36104.

  Address is 816 Congress Avenue, Suite 1250, Austin, Texas 78701.

  Address is 7035 Bee Caves Road, Suite 102, Austin, Texas 78746.Includes 349,800 shares owned by Rice Acceptance Company, Inc., 149,700 shares owned by Rice Financial Corporation, 10,000 shares owned by Southern Warehouse Partners and 2,750 shares held in Mr. Deloney’s IRA, in which shares Mr. Deloney possesses sole voting and investing power, and 25,000 shares held in his daughter’s IRA, in which Mr. Deloney shares voting and investing power.

  Includes 1,500 shares owned by Ms. Scanlon’s IRA, in which Ms. Scanlon possesses sole voting and investing power.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company sub-leases office space for its corporate headquarters in Austin, Texas from Jeffrey L. Minch, its President & Chief Executive Officer.

In June 2000, the Company entered into a warehouse lease agreement in Alabama for 12,000 sq. ft. of storage space with Flournoy Management, owned by Gene Flournoy and Scott Flournoy, two Company employees. The lease has a two-year term and the rate is $2,000 per month. The warehouse is being used to store amusements machines that the Company was forced to move out of South Carolina and as a technical center to deploy amusement machines in other jurisdictions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2000, the Company had an Audit Committee, which met once during the year with the Company’s independent auditors. This committee was comprised of the two non-employee directors and has the responsibility for reviewing the financial condition and accounting controls and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditors’ audit plans and reviews with the independent auditors the results of the audit and management’s response thereto.

The Company also had a Nominating Committee that was comprised of all directors and met one time during 2000. This committee is responsible for nominating individuals for election to the Company’s Board of Directors. The Board of Directors and the Nominating Committee welcome recommendations made by stockholders of the Company for individuals to be included in the slate of nominees for election at the annual meeting of stockholders. Any recommendations for the 2002 Annual Meeting of Stockholders must comply with the requirements of the Company’s Certificate of Incorporation and should be made in writing addressed to the Company’s Board of Directors, 816 Congress Avenue, Suite 1250, Austin, Texas, 78701. Under the Company’s Certificate of Incorporation, any such recommendations must be delivered in writing to the Company not less than sixty days prior to the meeting date or, if less than seventy days’ notice of the meeting date is given, ten days after notice of the meeting date is given by public disclosure.

The Board of Directors held three meetings during the year ended December 31, 2000. All of the directors of the Company attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the stockholders, the Board of Directors has appointed Sprouse & Winn, L.L.P. as independent auditors to audit the financial statements of the Company for the 2001 fiscal year. Spouse & Winn, L.L.P. served as the independent auditors to audit the Company’s financial statements for the fiscal years ended December 31, 2000 and 1999.

A representative of Sprouse & Winn, L.L.P. is expected to be present at the Meeting and will have an opportunity to make a statement, if the representative so desires, and will be available to respond to any appropriate questions stockholders may have.

The affirmative vote of the majority of the shares of the Company’s Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for the ratification of the appointment of Sprouse & Winn, L.L.P. as the Company’s independent auditors for the 2001 fiscal year. With respect to this vote, abstentions will have the effect of a “no” vote and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SPROUSE & WINN, L.L.P. AS INDEPENDENT AUDITORS

PROPOSAL TO APPROVE THE COMPANY’S STOCK OPTION PLAN

General

The Board of Directors of the Company has established the Littlefield Corporation Stock Option Plan (the “Plan”) attached hereto as Exhibit 1. The purpose of the Plan is to advance the interests of the Company, its subsidiaries and its stockholders by affording certain employees, officers, directors, and key consultants of the Company and its subsidiaries, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the stock options, restricted stock and stock purchase rights under the Plan is to promote the growth and profitability of the Company and its subsidiaries because the grantees will be provided with an additional incentive to achieve the Company’s objectives through participation in its success and growth and by encouraging their continued association with or service to the Company. The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the complete provisions of the Plan, attached hereto as Exhibit A.

If the Plan is adopted by the stockholders, the Board of Directors intends to abandon the Company’s existing plan, the 1999 Employee Stock Option Plan, which had replaced four previous plans, including the 1994 Stock Option Plan, the 1995 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, and the 1997 Stock Option Plan. If the Plan is adopted by the stockholders, no further options will be granted under the existing stock option plan and the previous plans, and these plans will only be maintained to satisfy the outstanding stock options, which were granted under the respective plans.

Common Stock Subject to the Plan

The current maximum number of shares of Common Stock that may be issued under the Plan is 1,000,000 shares, subject to adjustment in accordance with anti-dilution provisions contained in the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. All shares of Common Stock subject to the Plan may be issued in any combination of Incentive Stock Options, as defined within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”), nonstatutory stock options, restricted stock or stock purchase rights.

Term of the Plan

The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided, however, that the Plan shall terminate, and all options, restricted stock or stock purchase rights theretofore granted shall become void and may not be exercised, on June 30, 2002, if the stockholders of the Company shall not by that date have approved the Plan’s adoption. No ISO may be granted more than ten years after the earlier of (i) the effective date of the Plan or (ii) the date the Plan is approved by the Company’s stockholders. The Plan may be abandoned or terminated at any time by the Company’s Board of Directors, except with respect to options, restricted stock or stock purchase rights then outstanding under the Plan.

Eligibility

The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan is determined to be in the best interests of the Company, which shall include directors, officers, employees, including but not limited to executive personnel, of the Company or any subsidiary, as well as key consultants and advisors to the Company or any subsidiary.

Administration of the Plan

The Plan shall be administered by different committees with respect to different groups of Service Providers consisting of at least two directors appointed by the Board of Directors (the “Committee”); provided, however, that with respect to any options, restricted stock or stock purchase rights granted to an individual who is subject to the provisions of Section 16 of the Exchange Act, the Committee shall consist of at least two directors (who need not be members of the Committee with respect to grants to any other individuals) who are non-employee directors, and all authority and discretion shall be exercised by such non-employee directors. The Committee selects the individuals to whom options, restricted stock or stock purchase rights are to be granted, the number of shares to be granted and any other terms and conditions specified under the Plan, including, but not limited to, the exercise price, the times at which options or Stock purchase rights shall become exercisable and the duration of the exercise periods.

Terms of Options

The exercise price of each ISO issued under the Plan shall be determined by the Administrator and shall not be less than fair market value of the Common Stock as of the date the option is granted; provided, however, that the exercise price of an ISO granted to any person owning at least 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries shall not be less than 110% of the fair market value on the date the option is granted. The exercise price of each nonstatutory stock option shall be determined by the Administrator. The exercise period of each option shall be determined by the Administrator; provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of the option grant. In addition, except in the case of death or disability, no option granted to an individual who is subject to the provisions of Section 16 of the Exchange Act may be exercisable prior to the expiration of six months from the date of the option grant.

In the case of ISOs, the fair market value of stock with respect to which ISOs are exercisable for the first time during any calendar year by any participant in the Plan may not exceed $100,000, such value being determined at the time the options are granted, as provided by the terms of Section 422 of the Internal Revenue Code. To the extent the value of the underlying stock (determined in accordance with the previous sentence) exceeds $100,000, such excess options shall be treated as nonstatutory stock options.

After an option becomes exercisable, it may be exercised at any time as to any or all full shares that have become purchasable under the terms of the option. The exercise price of options granted under the Plan may be made in whole or in part through the surrender of previously held shares of Common Stock at the fair market value thereof or through the authorization to withhold shares of stock otherwise issuable upon exercise of the option.

No option shall be transferable other than by will or the laws of descent and distribution, or in the case of non-incentive stock options, pursuant to a Qualified Domestic Relations Order, and no option shall be transferable by an individual who is subject to the provisions of Section 16 of the Exchange Act prior to stockholder approval of the Plan. The Administrator shall have the power to specify with respect to each grant of options the effect upon such grantee’s rights of the termination of such grantee’s employment or services with the Company and the Administrator may determine at the time of grant that such options shall become exercisable on an accelerated basis following a change of control with respect to the Company. Nothing in the Plan shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person’s employment at any time.

Terms of Restricted Stock

Until any restrictions upon restricted stock awarded to a grantee under the Plan have lapsed, such shares shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the grantee. The Administrator shall have the power to specify with respect to each award of restricted stock the effect upon such grantee’s rights of the termination of such grantee’s employment with the Company. The Administrator may determine at the time of award that such restricted stock shall become fully vested following a change of control with respect to the Company.

Terms of Stock Purchase Rights

Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan, the terms of which are determined at the discretion of the Administrator. The Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

Federal Tax Consequences of Options

Under current federal income tax laws, options granted under the Plan will generally have the following consequences. The holder of a nonstatutory stock option recognizes no income for federal income tax purposes upon the grant of such option, and the Company, therefore, receives no deduction at such time. At the time of exercise, however, the grantee generally will recognize income, taxable at ordinary income, to the extent that the fair market value of the shares received on the exercise date exceeds the nonstatutory stock option exercise price. The Company will be entitled to a corresponding deduction for federal income tax purposes in the year in which the nonstatutory stock option is exercised so long as either Section 162(m) is inapplicable or its requirements are met. If the shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.

If a grantee is awarded an ISO, no income will be recognized for federal income tax purposes at the time of grant or exercise, and the Company will therefore, not receive any corresponding deduction. The excess of fair market value of the shares of Common Stock received at the date of exercise over the exercise price will become an item of tax preference for the grantee for purposes of the grantee’s alternative minimum tax in the year of exercise, however. The grantee will be subject to federal income tax when the grantee sells the shares acquired upon the exercise of the ISO. If the grantee holds the shares for more than two years from the date of grant and more than one year from the date the shares were transferred to that person, any gain will be taxed as long-term capital gain. The Company will not be entitled to any deduction for federal income tax purposes as to any amount taxed as long-term capital gain in connection with the sale of shares acquired upon the exercise of an ISO. The Company will, however, be entitled to a corresponding deduction for federal income tax purposes for any amount taxed as ordinary income.

Amendment of the Plan

The Board of Directors may at any time terminate the Plan, and may at any time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to (i) increase the total number of shares of Common Stock issuable pursuant to ISOs under the Plan or materially increase the number of shares of Common Stock subject to the Plan; (ii) change the class of employees eligible to receive ISOs that may participate in the Plan or materially change the class of person that may participate in the Plan; or (iii) otherwise materially increase the benefits accruing to participants under the Plan. No termination, amendment or modification of the Plan shall adversely affect options, stock purchase rights or restricted stock then outstanding under the Plan without the consent of the grantee or his legal representative.

Required Vote; Recommendation

The affirmative vote of the majority of the shares of the Company’s Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for the approval of the Plan. With respect to this vote, abstentions will have the effect of a “no” vote and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S STOCK OPTION PLAN

STOCKHOLDER PROPOSALS

Notices of stockholder proposals intended to be presented at the Meeting must have been provided in writing to the Company by no later than March 21, 2001 in order to be voted on at the Meeting. With respect to stockholder proposals for which notices were not provided to the Company by March 21, 2001 the person or persons designated as proxies in connection with the Company’s solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company’s Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the Meeting.

Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders and included in the Company’s Proxy Statement and form of proxy for that meeting must be received by the Company in writing by no later than December 31, 2001. Any stockholder of the Company who intends to present a proposal at the 2002 Annual Meeting of Stockholders to be voted on at that meeting, which proposal is not included in the Company’s Proxy Statement, must deliver written notice of such proposal to the Company by no later than sixty days prior to the meeting date or, if less than seventy days’ notice of the meeting date is given, ten days after notice of the meeting date is given by public disclosure. If the proposing stockholder fails to deliver written notice of such proposal to the Company by such date, then the person or persons designated as proxies in connection with the Company’s solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company’s Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the 2002 Annual Meeting. Any such notice of a stockholder proposal must be made in writing addressed to Secretary, Littlefield Corporation, 816 Congress Avenue, Suite 1250, Austin, Texas 78701.

OTHER MATTERS

The Board of Directors knows of no other business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey L. Minch
Vice Chairman of the Board of Directors

March 23, 2001

EXHIBIT A TO LITTLEFIELD PROXY STATEMENT

LITTLEFIELD CORPORATION

2001 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this 2001 Stock Option Plan are:

  to attract and retain the best available personnel for positions of substantial responsibility,

  to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.
Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Exhibit A.

2. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

3. Administration of the Plan.

(a) Procedure.

(i) Administration. Other than as provided below, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(ii) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(iii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iv) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;(vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Option or Stock Purchase Right (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

4. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

5. Limitations.

a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

6. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:

(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

(ii) full payment for the Shares with respect to which the Option is exercised.

Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.
Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the date of the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

11. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company,

(i) the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, and

(ii) the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right,

shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.

(i) In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”).

(ii) For the purposes of this Section, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(iii) If the Successor Corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

13. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

EXHIBIT A

DEFINITIONS

As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) "Board" means the Board of Directors of the Company.

(d) "Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 3 of the Plan.

(f) "Common Stock" means the common stock of the Company.

(g) "Company" means Littlefield Corporation, a Delaware corporation.

(h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) "Director" means a member of the Board.

(j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(n) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(o) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(p) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(s) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder

(u) "Option" means a stock option granted pursuant to the Plan.

(v) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(w) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(x) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

(y) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(z) "Parent" means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) "Plan" means this 2001 Stock Option Plan.

(bb) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ee) "Section 16(b)" means Section 16(b) of the Exchange Act.

(ff) "Service Provider" means an Employee, Director or Consultant.

(gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 10 of the Plan, as evidenced by a Notice of Grant.

(ii) "Subsidiary" means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.